Fees Summary	Oct. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,350,172.00
Previously Paid Amount	0.00
Total Fee Amount	2,640.46
Total Offset Amount	0.00
Net Fee	$ 2,640.46